UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

Olema Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Brannan Street
San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 26, 2026, Olema Pharmaceuticals, Inc. (the "Company") issued a press release announcing that it had entered into a new clinical trial collaboration and supply agreement (the “Agreement”) with Bayer Consumer Care AG ("Bayer"). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As described above, on May 26, 2026, the Company announced that it had entered into the Agreement with Bayer. Pursuant to the Agreement, the Company and Bayer will evaluate in a Phase 1b/2 study the safety, tolerability, and preliminary anti-tumor activity of OP-3136, the Company's novel KAT6 inhibitor, in combination with NUBEQA® (darolutamide), Bayer’s androgen receptor inhibitor, in approximately 36 patients with metastatic castration-resistant prostate cancer (mCRPC). The clinical trial is expected to initiate in the second half of 2026. Bayer will supply darolutamide for use in the Phase 1b/2 study and the Company will lead the conduct of the study. All clinical data and inventions related to the combined use of OP-3136 and darolutamide will be jointly owned. The Company will maintain full global commercial and marketing rights to OP-3136. This Agreement is the first clinical collaboration for OP-3136.

Forward Looking Statements

Statements contained in Item 8.01 of this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include, but are not limited to, those related to the Company’s planned Phase 1b/2 study of the safety, tolerability, and preliminary anti-tumor activity of OP-3136 in combination with darolutamide and those related to ownership of clinical data, commercial rights, marketing rights and inventions relating to the combined use of OP-3136 and darolutamide. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including, without limitation, those discussed in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other filings and reports that the Company makes from time to time with the U.S. Securities and Exchange Commission. Except as required by law, the Company assumes no obligation to update these forward-looking statements, including in the event that actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 26, 2026 of Olema Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC.

Date:	May 26, 2026	By:	/s/ Sean Bohen, M.D., Ph.D.
Sean Bohen, M.D., Ph.D. President and Chief Executive Officer